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                                     FORM OF
                               AFFILIATE AGREEMENT

         This Agreement (the "Affiliate Agreement") is delivered as of December ___, 1999, to SelectQuote, Inc., a Delaware corporation ("HOLDING COMPANY") by the undersigned stockholder (the "STOCKHOLDER") of SelectTech, a Nevada corporation ("SELECTTECH"), or SelectQuote Insurance Services, a
California corporation ("SQIS").

                              W I T N E S S E T H:

         WHEREAS, SelectTech and SelectQuote Acquisition Sub, a California corporation and a wholly owned subsidiary of Holding Company ("SUB"), and SQIS have entered into an Amended and Restated Agreement and Plan of Reorganization dated as of August 17, 1999 (the "MERGER AGREEMENT"), pursuant to which SelectTech and Sub each will be merged with and into SQIS (the "MERGER"), whereby SQIS will be the surviving corporation and will become a wholly owned subsidiary of Holding Company; and

         WHEREAS, the Stockholder is currently the owner of shares of the capital stock of SelectTech (the "SELECTTECH SHARES") or SQIS (the "SQIS SHARES") and, upon consummation of the Merger, the Stockholder will become the owner of shares of the capital stock of Holding Company (the "HOLDING COMPANY SHARES");

         NOW, THEREFORE, in consideration of the premises, provisions, mutual agreements and covenants set forth in the Merger Agreement and this Affiliate Agreement, it is agreed as follows:

         1. STOCKHOLDER OBLIGATIONS. The Stockholder acknowledges and agrees that:

                  (a) He may be deemed to be an "affiliate" of SelectTech or SQIS within the meaning of Rule 145 under the Securities Act of 1933, as amended (the "SECURITIES ACT").

                  (b) All certificates representing the Holding Company Shares deliverable to the Stockholder in connection with the Merger and any certificates subsequently issued with respect thereto or in substitution therefor shall, in addition to any other legend required by the Merger Agreement or applicable federal or state securities laws, bear a legend substantially as follows:

         THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF PARAGRAPHS (c), (e), (f) AND (g) OF RULE 144 UNDER THE SECURITIES ACT.

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Holding Company, at its discretion, may cause stop transfer orders to be placed with its transfer agent with respect to the certificates for the Holding Company Shares.

                  (c) The Stockholder will observe and comply with the Securities Act and the General Rules and Regulations thereunder, as now in effect and as from time to time amended, and including those hereafter enacted, regarding the Holding Company Shares.

         2. REMOVAL OF LEGEND. Upon the written request of the Stockholder, Holding Company will request that its transfer agent remove the legend set forth in Section 1(b) above affixed to the Stockholder's certificates representing Holding Company Shares, provided that, as of the date of such request, the Stockholder is not, and has not been for at least three months, an affiliate of Holding Company and a period of at least two years, as determined in accordance with paragraph (d) of Rule 144, has elapsed since the date the Holding Company Shares were acquired from Holding Company in the Merger.

         3. MISCELLANEOUS.

                  (a) No waiver by any party hereto of any condition or of any breach of any provision of this Affiliate Agreement shall be effective unless in writing.

                  (b) All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or on the day sent by facsimile transmission if a true and correct copy is sent the same day by first class mail, postage prepaid, or by dispatch by an internationally recognized express courier service, and in each case addressed as follows:

                                    SelectQuote, Inc.
                                    595 Market Street, 6th Floor
                                    San Francisco, CA 94105
                                    Attn: Secretary

or to such other address as any party hereto may designate for itself by notice given as herein provided.

                  (c) This Affiliate Agreement shall be enforceable by, and shall inure to the benefit of and be binding upon, the parties hereto and their respective successors and assigns. As used herein, the term "successors and assigns" shall mean, where the context so permits, heirs, executors, administrators, trustees and successor trustees, and personal and other representatives.

                  (d) This Affiliate Agreement shall be governed by and construed, interpreted, and enforced in accordance with the laws of the State of California.

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         IN WITNESS WHEREOF, the parties have executed this Affiliate Agreement as of the date first above written.

                                               SELECTQUOTE, INC.

                                               By:
                                                  ----------------------------
                                               Name:
                                                     -------------------------
                                               Title:
                                                     -------------------------


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                                               (Stockholder's signature)


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                                               Stockholder's name


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                                               Stockholder's address

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